Supplement dated January 15, 2010
to the

Buffalo Funds®
Prospectus and Statement of Additional Information (“SAI”)
dated July 31, 2009

Buffalo Small Cap Fund (the “Fund”)

The Board of Trustees has approved a revision to the definition of what constitutes a small-cap company for purposes of the Fund’s investment strategies.  The Fund’s investment advisor, Kornitzer Capital Management, Inc. (the “Advisor”) believes the current definition and market capitalization restrictions, as stated in the Fund’s current prospectus and SAI dated July 31, 2009, are not consistent with current market conditions and peer group standards.  The Advisor believes that the new definition will bring the Fund into alignment with its peer group, and will allow the Fund flexibility in establishing new portfolio positions and adding to existing holdings of companies whose market capitalizations approximate $2 billion or are slightly above $2 billion.  The Advisor does not anticipate that the new definition will lead to a material change in the average market capitalization of the Fund.  The median market capitalization of the Fund was approximately $1.3 billion at December 31, 2009.

Effective March 16, 2010, the first paragraph under the “Buffalo Small Cap Fund – Principal Investments and Investment Strategies” section of the Buffalo Funds’ prospectus is revised as follows:

“The Buffalo Small Cap Fund normally invests at least 80% of its net assets in domestic common stocks, preferred stocks, convertible preferred stocks warrants and rights of small capitalization (“small-cap”) companies.  The Buffalo Small Cap Fund considers a company to be a small-cap company if, at time of purchase, it has a market capitalization of $2.5 billion or less.  In its selection process for the Buffalo Small Cap Fund, the Advisor seeks to identify a broad mix of small-cap companies that are expected to benefit from long-term industry, technological or other trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.”

The “Description of the Funds – Buffalo Small Cap Fund” section of the Buffalo Funds’ SAI is revised as follows:

“Buffalo Small Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks and warrants of smaller, or “small-cap,” companies.  The Fund considers a company to be a small-cap company if, at the time of purchase, it has a market capitalization of $2.5 billion or less.  The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.”

Please retain this supplement with your Prospectus and SAI.

The date of this supplement is January 15, 2010.